Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2014
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:

	December 31,	December 31,
	2014	2013
Cash on hand and at banks	$54,551	$19,552
Short-term deposits	17,380	67,017
Total cash and cash equivalents	$71,931	$86,569

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also seeks to reduce its exposure to credit risk by dealing with a diversified group of major financial institutions.